FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is entered into as of June 1, 2012, by and among PIZZA INN HOLDINGS, INC., a Missouri corporation (the "Borrower"), PIZZA INN, INC., a Missouri corporation, PIBC HOLDINGS, INC., a Texas corporation, PIE FIVE PIZZA COMPANY, INC., a Texas corporation, PIZZA INN BEVERAGE CORP., a Texas corporation, PIE FIVE BEVERAGE CORP., a Texas corporation, and PIE FIVE RESTAURANTS, INC., a Texas corporation (collectively, the "Guarantors" and individually, a "Guarantor"), and AMEGY BANK NATIONAL ASSOCIATION (the "Lender").

RECITALS:

WHEREAS, Borrower and Lender are party to that Amended and Restated Loan Agreement dated as of October 26, 2011 (as the same has been or may be renewed, extended, amended and restated from time to time, the "Loan Agreement");

WHEREAS, Guarantors have executed that certain Guaranty dated as of October 26, 2011 in favor of the Lender (as the same has been or may be amended, restated or modified from time to time, the "Guaranty"); and

WHEREAS, Borrower has requested that Lender agree to, among other things, amend certain financial covenants and make certain other changes. Subject to the conditions set forth in this Amendment, Lender has agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, the parties to this Amendment, for good, fair and valuable consideration, the receipt and reasonable equivalency of which are hereby acknowledged, do hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Loan Agreement have the same meanings when used in this Amendment, and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Loan Agreement.

ARTICLE II
AMENDMENTS

Section 2.1 Amendments to Definitions in Section 1.1. The following definitions in Section 1.1 of the Loan Agreement are amended and restated to read in their entirety as follows:

> "Fixed Charge Coverage Ratio" means, for the Borrower on a consolidated basis, and on any date of determination, the ratio of (a) the sum of (i) EBITDA plus (ii) Rent Expenses and operating lease payments plus (iii) up to $35,000 of costs paid pre-opening of each Pizza Inn® or Pie Five™ store minus (iv) Non-Financed Maintenance Capital Expenditures minus (v) dividends minus

(vi) the amount paid to purchase any stock or other equity interests in Borrower to (b) the sum of (i) all principal payments made or required to be made on indebtedness during the 12-month period then ending plus (ii) Interest Expense plus (iii) Taxes paid in cash plus (iv) 80% of Rent Expenses, in each case determined for the 12-month period then ending.

"Pie Five EBITDA" means, for any period of determination, for Pie Five Restaurants, Inc., the sum of consolidated Net Income for such period, as determined in accordance with GAAP, plus (to the extent that such items were deducted in the calculation of consolidated Net Income for the period) the sum of (a) Interest Expense, (b) Taxes, (c) depreciation, (d) amortization, (e) corporate overhead expenses and (f) for any calculation of such Pie Five EBITDA that includes any of the three months immediately preceding the date of any Advance the proceeds of which will be used for any Pie Five™ store, actual pre-opening expenses paid by Pie Five Restaurants, Inc. during such period in an aggregate amount not to exceed $35,000 per Pie Five™ store.

Section 2.2 Additions to Definitions in Section 1.1. The following definitions will be added to Section 1.1 of the Loan Agreement in alphabetical order to read in their entirety as follows:

"Maintenance Capital Expenditure" shall mean any Capital Expenditure relating to the maintenance, repair, restoration or renovation of any asset classified as a capitalized asset in accordance with GAAP and owned by the Borrower or any of its Subsidiaries.

"Non-Financed Maintenance Capital Expenditure" means all Maintenance Capital Expenditures which are paid (a) in cash or (b) from proceeds of any Revolving Credit Advances so long as such Revolving Credit Advances are paid within one year of the date of such Advance (or a combination thereof).

Section 2.3 Deletion of Definition in Section 1.1. The definition of "Non-Financed Capital Expenditures" in Section 1.1 of the Loan Agreement is deleted in its entirety.

Section 2.4 Amendments to Section 2.1(b).

(a) The first paragraph of Section 2.1(b) of the Loan Agreement is amended and restated to read in its entirety as follows:

(b) Guidance Loans. Subject to the terms and conditions of this Agreement, the Lender agrees to make up to 10 Guidance Loans (which, for the avoidance of doubt, shall consist of all Term Advances made for such Location) to the Borrower from time to time during the Guidance Advance Period in an aggregate principal amount not to exceed the Guidance Loan Commitment. Amounts repaid on Guidance Loans may not be reborrowed. Upon expiration of the Guidance Advance Period, the Guidance Loan Commitment shall automatically terminate. No more than one Guidance Loan shall be extended for any one Location.

(b) A new subsection (E) is added to Section 2.1(b)(v) of the Loan Agreement to read in its entirety as follows:

> (E) The Borrower shall certify that 35% of the hard costs of any new equipment or leasehold improvements so purchased or acquired by Borrower and to which such Term Advance relates has been paid by the Borrower from either the Borrower's revenues or proceeds of Revolving Credit Advances.

Section 2.5 Amendment to Section 9.4. Section 9.4 of the Loan Agreement is amended and restated to read in its entirety as follows:

> 9.4 Funded Debt Ratio. The Borrower shall not permit the Funded Debt Ratio to exceed 1.50 to 1.00, tested at the end of each fiscal quarter.

Section 2.6 Amendment to Exhibit A. All references in the Loan Agreement to "Exhibit A" shall be deemed to be references to the "Exhibit A" attached hereto as Exhibit A.

Section 2.7 Amendment to Exhibit E. All references in the Loan Agreement to "Exhibit E" shall be deemed to be references to the "Exhibit E" attached hereto as Exhibit E.

ARTICLE III
CONDITIONS PRECEDENT

Section 3.1 Conditions Precedent. Notwithstanding any contrary provisions herein, this Amendment is not effective unless and until:

(a) the representations and warranties in this Amendment and in the Loan Agreement are true and correct;

(b) the Lender shall have received counterparts of this Amendment executed by each party named below;

(c) the Lender shall have received reimbursement for all costs and expenses incurred by it in connection with this Amendment and the other transactions to the extent invoiced; and

(d) the Lender shall have received such other documents, instruments and certificates as reasonably requested by it in connection with this Amendment.

ARTICLE IV
LIMITED CONSENT; NO WAIVER

Section 4.1 Requested Consent. Borrower has requested that the Lender hereby consent to Borrower not providing a waiver from the landlord of the property located at 501 S. Pecan Street, Arlington, Texas 76019 (the "Requested Consent"). Subject to the terms and conditions of this Amendment, Lender hereby consents to the Requested Consent; provided

however, upon the Lender's request, Borrower shall obtain such waiver for such property in accordance with Section 7.13 of the Loan Agreement within such period of time as reasonably requested by Lender.

Section 4.2 No Waiver. Except as provided in Section 4.1, nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Loan Agreement or any other Loan Document. All rights and remedies of the Lender are hereby expressly reserved with respect to any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of the Lender to require strict performance by Borrower of each provision of any Loan Document to which Borrower is a party, except as expressly provided herein. All terms and provisions and all rights and remedies of the Lender under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

ARTICLE V
MISCELLANEOUS

Section 5.1 Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Loan Documents, and except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect. Borrower, Guarantors and Lender agree that the Loan Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.2 Representations and Warranties. Each of Borrower and Guarantors hereby represents and warrants to Lender that (a) this Amendment and any Loan Documents to be delivered under or in connection with this Amendment have been duly executed and delivered by Borrower or such Guarantor, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or such Guarantor of this Amendment and any Loan Document to be delivered under or in connection with this Amendment, (c) this Amendment and any Loan Documents to be delivered under or in connection with this Amendment are valid and binding upon Borrower or such Guarantor and are enforceable against Borrower or such Guarantor in accordance with their respective terms, (d) the execution, delivery, and performance by Borrower or such Guarantor of this Amendment and any Loan Documents to be delivered under or in connection with this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any applicable laws, agreements or understandings to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor is bound, (e) the representations and warranties contained in the Loan Agreement, as amended by this Amendment, and any other Loan Document are true and correct in all material respects as of the date of this Amendment (except for any representations and warranties that speak to a specific date prior to the date of this Amendment), and (f) as of the date of this Amendment, no Defaults or Events of Default exist.

Section 5.3 References. All references in the Loan Documents to the "Loan Agreement" refer to the Loan Agreement as amended by this Amendment. This Amendment is a

"Loan Document" as referred to in the Loan Agreement and the provisions relating to Loan Documents in the Loan Agreement are incorporated herein by reference, the same as if set forth verbatim in this Amendment.

Section 5.4 Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.

Section 5.5 Parties Bound. This Amendment binds and inures to the benefit of Borrower, Guarantors and Lender and their respective successors and assigns.

Section 5.6 Entirety. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

BORROWER:

PIZZA INN HOLDINGS, INC.

By: ______________________________
Jerome L. Trojan, III
Chief Financial Officer

GUARANTORS:

PIZZA INN, INC.
PIBC HOLDING, INC.
PIE FIVE PIZZA COMPANY, INC.
PIZZA INN BEVERAGE CORP.
PIE FIVE BEVERAGE CORP.
PIE FIVE RESTAURANTS, INC.

By: ______________________________
Jerome L. Trojan, III
Vice President of each entity listed above

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By: ______________________________
Monica Alexander
Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

BORROWER:

PIZZA INN HOLDINGS, INC.

By: ______________________________
Jerome L. Trojan, III
Chief Financial Officer

GUARANTORS:

PIZZA INN, INC.
PIBC HOLDING, INC.
PIE FIVE PIZZA COMPANY, INC.
PIZZA INN BEVERAGE CORP.
PIE FIVE BEVERAGE CORP.
PIE FIVE RESTAURANTS, INC.

By: ______________________________
Jerome L. Trojan, III
Vice President of each entity listed above

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By: Monica Alexander
Monica Alexander
Senior Vice President

EXHIBIT A

Compliance Certificate

[See Attached]

COMPLIANCE CERTIFICATE

This Compliance Certificate (this "Certificate") is delivered pursuant to that certain Amended and Restated Loan Agreement dated as of October 26, 2011 (as amended, restated, modified or supplemented from time to time, the "Loan Agreement"), between PIZZA INN HOLDINGS, INC., a Missouri corporation (the "Borrower"), and AMEGY BANK NATIONAL ASSOCIATION (the "Lender"). Unless otherwise defined, terms used herein (including the exhibits hereto) have the meanings provided in the Loan Agreement.

The undersigned, being the duly elected, qualified and acting ________ of the Borrower, hereby certifies and warrants that:

He or she is the ____________ of the Borrower, and that, as such, he or she is authorized to execute this Certificate on behalf of the Borrower.

As of ________________, 20__:

*[Use following for Fiscal **Year-end** financial statements]*

1. Attached hereto as Schedule 1 are the annual financial statements required by Section 7.1(a) of the Loan Agreement for the fiscal year of the Borrower ended as of the date set forth above.

*[Use following for **Month-end** financial statements]*

1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 7.1(b) of the Loan Agreement for the month ended as of the date set forth above.

2. All unaudited financial statements fairly and accurately present the financial condition and results of operations of the Borrower and its Subsidiaries, on a consolidated basis, in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

3. The undersigned has reviewed and is familiar with the terms of the Loan Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

4. A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and its Subsidiaries performed and observed all its Obligations under the Loan Documents [*add, if applicable:* except as hereinafter listed], and to the best knowledge of the undersigned as of the date hereof no Default or Event of Default under the Loan Agreement has occurred and is continuing as of the date hereof [*add, if applicable:* except the following list of each Default or Event of Default under the Agreement, and its nature and status, that has occurred and is continuing as of the date of this Certificate.]

5. The financial covenant analyses and information set forth on Schedule 2 attached hereto, calculated as set forth in the Loan Agreement, are true and accurate on and as of the date set forth above.

IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this ______ day of _____________, 20__.

PIZZA INN HOLDINGS, INC.,
a Missouri corporation

By:_________________________________

Name:
Title:

SCHEDULE 1

Financial Statements

SCHEDULE 2

Financial Covenants

1.	Fixed Charge Coverage Ratio		
	a)	EBITDA:	$__________
	b)	Rent Expenses and operating lease payments:	$__________
	c)	up to $35,000 of costs paid pre-opening of each Pizza Inn® or Pie Five™ store:	$__________
	d)	Maintenance Capital Expenditures:	$__________
	e)	dividends:	$__________
	f)	amount paid to purchase any stock or other equity interests in Borrower:	$__________
	g)	all principal payments made or required to be made on indebtedness during the 12-month period then ending:	$__________
	h)	Interest Expense:	$__________
	i)	Taxes paid in cash:	$__________
	j)	Rent Expense:	$__________
	k)	80% of Line 1(j)	$__________
	l)	Fixed Charge Coverage Ratio = [Line 1(a) + 1(b) + 1(c) – 1(d) – 1(e) – 1(f)] ÷ [Lines 1(g) + 1(h) + 1(i) + 1(k)]:	__________
	m)	Ratio to be not less than:	1.25:1.00
	n)	Borrower is in compliance with the covenant:	Yes No
2.	Balance Sheet Leverage Ratio		
	a)	Total Liabilities:	$__________
	b)	Tangible Net Worth:	$__________
	c)	Balance Sheet Leverage Ratio = [Line 2(a)] ÷ [Line 2(b)]:	__________
	d)	Ratio to be not more than:	2.50:1.00
	e)	Borrower is in compliance with the covenant:	Yes No

3.	Asset Coverage Ratio		
	a)	accounts receivable:	$__________
	b)	inventory:	$__________
	c)	property, plant and equipment:	$__________
	d)	outstanding Debt:	$__________
	e)	Asset Coverage Ratio = [Lines 3(a) + 3(b) + 3(c)] ÷ [Line 3(d)]:	$__________
	f)	Ratio to be not less than:	1.25:1.00
	g)	Borrower is in compliance with this covenant:	Yes No
4.	Funded Debt Ratio		
	a)	Funded Debt:	$__________
	b)	EBITDA, <u>plus</u> for the period through June 24, 2012, $240,000:	$__________
	c)	Funded Debt Ratio = [Line 4(a)] ÷ [Line 4(b)]:	__________
	d)	Ratio to be not more than:	1.50:1.00
	e)	Borrower is in compliance with the covenant:	Yes No

EXHIBIT E

Advance Request Form

[See Attached]

ADVANCE REQUEST FORM

TO: Amegy Bank National Association
2501 North Harwood Street, Suite 1500
Dallas, Texas 75201
Attention: Monica Alexander

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan Agreement dated as of October 26, 2011 between PIZZA INN HOLDINGS, INC., a Missouri corporation (the "Borrower"), and AMEGY BANK NATIONAL ASSOCIATION (as may be amended, restated, modified and supplemented, the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein. The undersigned is an officer of the Borrower and is authorized to make and deliver this certificate pursuant to the Loan Agreement. Borrower hereby requests an Advance (the "Requested Advance") in accordance with the Loan Agreement.

In connection with the foregoing and pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certify that the following statements are true and correct:

(i) No Default or Material Adverse Effect has occurred and is continuing or would result from the Requested Advance.

(ii) The representations and warranties contained in Article VI of the Loan Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(iii) If the Requested Advance is for a Revolving Credit Advance, then the amount of such Requested Advance, when added to the principal amount of all outstanding Revolving Credit Advances and the outstanding LC Exposure, will not exceed the amount of the Revolving Credit Commitment.

(iv) If the Requested Advance is for a Term Advance, then the amount of such Requested Advance, when added to the aggregate original principal amount of all Term Advances made pursuant to the Guidance Loan Commitment, will not exceed the amount of the Guidance Loan Commitment.

(v) If the Requested Advance is for a Term Advance, the Funded Debt Ratio will not exceed 1.50 to 1.00 measured as of the end of the fiscal quarter most recently ended.

(vi) If the proceeds of the Requested Advance will be used for any Pie Five™ Location, Pie Five Restaurants, Inc. has positive Pie Five EBITDA for the three months most recently ended.

(vii) If the Requested Advance is for a Term Advance, 35% of the hard costs of any new equipment or leasehold improvements so purchased or acquired by Borrower and to which such Term Advance relates has been paid by the Borrower from either the Borrower's revenues or proceeds of Revolving Credit Advances.

(viii) All information supplied below is true, correct, and complete as of the date hereof.

ADVANCE REQUEST INFORMATION

(a)	Type of Requested Advance:		___________
(b)	Amount of Requested Advance:		$ ___________
(c)	Date of Requested Advance:		___________
(d)	For Revolving Credit Advance:		
	(i)	Outstanding principal amount of Revolving Credit Advances	$ ___________
	(ii)	Outstanding LC Exposure	$ ___________
	(iii)	Sum of line (i) <u>plus</u> line (ii)	$ ___________
	(iv)	Borrowing Base as of most recent Borrowing Base Report (see attached Borrowing Base Report)	$ ___________
	(v)	Revolving Credit Commitment	$ 2,000,000
	(vi)	Net availability for the Revolving Credit Advance shall be equal to the lesser of line (iv) or line (v) <u>minus</u> line (iii)	$ ___________
(e)	For Term Advance:		
	(i)	Aggregate original principal amount of all Term Advances	$ ___________
	(ii)	Guidance Loan Commitment	$ 4,000,000
	(iii)	Hard cost of any new equipment or leasehold improvements related to requested Term Advance	$ ___________

(iv) Net availability for the Term Advance shall be equal to the lesser of line (ii) minus line (i) or 65% of line (iii) $ ___________

BORROWER:

PIZZA INN HOLDINGS, INC.,
a Missouri corporation

By: ________________________________
Name:
Title:

Dated as of: ________________________
[insert date of Requested Advance]